UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 31, 2003

CoBiz Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-24445	84-0826324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

821 17th Street Denver, Colorado 80202

(Address of principal executive offices and zip code)

(303) 293-2265
Registrant’s telephone number, including area code

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)                    Exhibits

99.1 – Investor presentation made by executives of CoBiz Inc. on July 31, 2003.

Item 9.  REGULATION FD DISCLOSURE

On July 31, 2003, executives of the Registrant presented information at the Keefe, Bruyette & Woods, Inc. 4th Annual Community Bank Investor Conference as described in the slides attached to this report as Exhibit 99.1.  Exhibit 99.1 and the slides thereof are incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COBIZ INC.

	By:	/s/	Lyne B. Andrich
Lyne B. Andrich
Executive Vice President and Chief Financial Officer
Date: July 31, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor presentation made by executives of CoBiz Inc. on July 31, 2003.